UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 24, 2002

                              PRIVATEBANCORP, INC.
             (Exact name of Registrant as specified in its charter)

                          ____________________________

            DELAWARE                     000-25887               36-3681151
  (State or other jurisdiction    (Commission file number)    (I.R.S. employer
        of incorporation)                                    identification no.)

           TEN NORTH DEARBORN                                      60602
            CHICAGO, ILLINOIS                                    (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (312) 683-7100



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
         ---------------------------------------------

         On May 23, 2002, the Audit Committee of the Board of Directors of PrivateBancorp, Inc. (the "Company"), approved a change in auditors. The Board of Directors ratified the Audit Committee's engagement of Ernst & Young LLP ("Ernst & Young") to serve as the Company's independent public accountants and replacement of Arthur Andersen LLP ("Andersen") as the Company's independent public accountants, effective immediately. Andersen had been the Company's independent public accountants since 1991.

         Andersen's reports on the consolidated financial statements of the Company and its subsidiaries for the two most recent fiscal years ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Company's two most recent fiscal years ended December 31, 2001 and the subsequent interim period through May 23, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the Company's consolidated financial statements for such years; and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

         The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated May 24, 2002, stating its agreement with such statements.

         During the Company's two most recent fiscal years ended December 31, 2001 and the subsequent interim period through May 23, 2002, the Company did not consult with Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7(c).  EXHIBITS.
            --------

Exhibit 16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 24, 2002.

Exhibit 99.1   Press Release dated May 24, 2002.


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


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PRIVATEBANCORP, INC.


Date:  May 24, 2002                    By:  /s/ Ralph B. Mandell
                                          --------------------------------------
                                            Ralph B. Mandell
                                            Chairman of the Board and Chief
                                                Executive Officer


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


                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 24, 2002.

99.1       Press Release dated May 24, 2002.


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